Exhibit 10.40

KB HOME,
Company,
THE EXISTING GUARANTORS PARTY HERETO,
Guarantors,
KB HOME LONE STAR INC.,
Additional Guarantor,
and
U.S. BANK NATIONAL ASSOCIATION,
Trustee

FIFTH SUPPLEMENTAL INDENTURE

Dated as of August 17, 2007

     THIS FIFTH SUPPLEMENTAL INDENTURE (this “Fifth Supplemental Indenture”) is dated as of August 17, 2007 and executed by and between KB HOME, a Delaware corporation (the “Company”), the Existing Guarantors (as defined below), KB HOME LONE STAR INC., a Texas corporation and an indirect wholly-owned subsidiary of the Company (the “Additional Guarantor”), and U.S. Bank National Association, a national banking association duly organized and existing under the laws of the United States of America (successor in interest to SunTrust Bank), as Trustee (the “Trustee”).
RECITALS:
     WHEREAS, the Company, the Existing Guarantors (other than KB Home Orlando LLC, a Delaware limited liability company (“KB Orlando”)), KB HOME Lone Star LP, a Texas limited partnership (“Lone Star LP”), and the Trustee have heretofore executed and delivered an Indenture dated as of January 28, 2004 (the “Original Indenture”), providing for the issuance by the Company from time to time of its Securities (as defined in the Original Indenture), a First Supplemental Indenture dated as of January 28, 2004 (the “First Supplemental Indenture”) and a Second Supplemental Indenture dated as of June 30, 2004 (the “Second Supplemental Indenture”);
     WHEREAS, the Company, the Existing Guarantors, Lone Star LP and the Trustee have heretofore executed and delivered a Third Supplemental Indenture dated as of May 1, 2006 (the “Third Supplemental Indenture”) and a Fourth Supplemental Indenture dated as of November 9, 2006 (the “Fourth Supplemental Indenture”; the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, and this Fifth Supplemental Indenture, is hereinafter called the “Indenture”, which term shall include the terms and provisions of each series of Securities established from time to time pursuant to Section 301 of the Original Indenture);
     WHEREAS, pursuant to Articles Two and Three of the Original Indenture, the Company has established (i) by the First Supplemental Indenture, the form and terms of a series of the Company’s Securities designated the “5 3/4% Senior Notes due 2014” (the “2014 Notes”), (ii) by the Second Supplemental Indenture, the form and terms of a series of the Company’s Securities designated the “6-3/8% Senior Notes due 2011” (the “2011 Notes”), (iii) by an Officers’ Certificate and Guarantors’ Officers’ Certificate, dated as of December 15, 2004, the form and terms of a series of the Company’s Securities designated the “5-7/8% Senior Notes due 2015” (the “2015 Notes”), (iv) by Officers’ Certificates and Guarantors’ Officers’ Certificates, dated as of June 2, 2005 and June 27, 2005, the form and terms of a series of the Company’s Securities designated the “6-1/4% Senior Notes due 2015” (the “Second 2015 Notes”), and (v) by an Officers’ Certificate and Guarantors’ Officers’ Certificate, dated as of April 3, 2006, the form and terms of a series of the Company’s Securities designated the “7-1/4% Senior Notes due 2018” (the “2018 Notes,” and together with the 2014 Notes, the 2011 Notes, the 2015 Notes and the Second 2015 Notes, the “Senior Notes”) (the Officers’ Certificates and Guarantors’ Officers’ Certificates referred to in clauses (iii), (iv) and (v) of this paragraph are hereinafter called, together, the “Existing Certificates”);

     WHEREAS, Lone Star LP, a Guarantor (as defined in the Original Indenture), merged with and into the Additional Guarantor, with the Additional Guarantor as the surviving entity;
     WHEREAS, concurrently with the execution and delivery of this Fifth Supplemental Indenture, the Additional Guarantor is becoming a party to, and is guaranteeing the obligations of the Company under that certain Revolving Loan Agreement, dated as of November 22, 2005, as amended on October 10, 2006 and December 12, 2006, between the Company, the banks party thereto, Bank of America, N.A. as Administrative Agent, Citicorp North America, Inc. and JPMorgan Chase Bank, N.A. as Co-Syndication Agents, Calyon New York Branch, Wachovia Bank, N.A., Barclays Bank plc and The Royal Bank of Scotland plc as Co-Documentation Agents and Banc of America Securities LLC and Citigroup Global Markets Inc. as Joint Lead Arrangers and Joint Book Managers;
     WHEREAS, pursuant to Section 1614 of the Original Indenture, the Company, the Existing Guarantors and the Additional Guarantor wish to amend and supplement the Indenture to provide for the Additional Guarantor to become a Guarantor under the Indenture and to guarantee the obligations of the Company under the Indenture and the Securities (including, without limitation, the Senior Notes) issued thereunder from time to time and any Coupons appertaining thereto, and otherwise to modify the Indenture on the terms set forth in this Fifth Supplemental Indenture; and
     WHEREAS, the Company has instructed the Trustee to execute and deliver this Fifth Supplemental Indenture pursuant to Sections 901(1) and 901(10) of the Original Indenture, and all requirements necessary to make this Fifth Supplemental Indenture a valid instrument in accordance with its terms have been performed and the execution and delivery of this Fifth Supplemental Indenture have been duly authorized in all respects by the Company, each of the Existing Guarantors and the Additional Guarantor.
     NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Existing Guarantors, the Additional Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders (as defined in the Original Indenture) of the Securities or any series thereof and any Coupons, as follows:
     SECTION 1. Definitions.
          (a) Terms used herein and not defined herein have the meanings ascribed to such terms in the Original Indenture.
          (b) As used in this Fifth Supplemental Indenture, the terms “2011 Notes,” “2014 Notes,” “2015 Notes,” “Second 2015 Notes,” “2018 Notes,” “Additional Guarantor,” “Existing Certificates,” “First Supplemental Indenture,” “Original Indenture,” “Second Supplemental Indenture,” “Third Supplemental Indenture,” “Fourth Supplemental Indenture,” “Senior Notes,” “Fifth Supplemental Indenture” and “Lone Star LP” have the meanings specified in the recitals hereto and in the paragraph preceding such recitals; and the term “Existing Guarantors” means KB HOME Coastal Inc., KB HOME Sacramento Inc., KB HOME South Bay

Inc. and KB HOME Greater Los Angeles Inc., each a California corporation, KB HOME Phoenix Inc., an Arizona corporation, KB HOME Nevada Inc., a Nevada corporation, KB HOME Colorado Inc., a Colorado corporation, and KB Orlando.
     SECTION 2. Guarantee. The parties hereto covenant and agree that, from and after the date of this Fifth Supplemental Indenture:
          (a) the Additional Guarantor shall be a Guarantor under the Original Indenture, the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture and Fourth Supplemental Indenture as if the Additional Guarantor were an original signatory to each such document and an original Guarantor named therein;
          (b) without limitation to the other provisions of this Section 2, the Additional Guarantor shall be a Guarantor under the Indenture with respect to all of the Securities issued and outstanding thereunder from time to time (including, without limitation, the Senior Notes) and any Coupons appertaining thereto on and subject to the terms and provisions of the Indenture (including, without limitation, the terms and provisions of the Existing Certificates);
          (c) without limitation to the other provisions of this Section 2, the Additional Guarantor agrees that each of the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture constitutes a valid and binding obligation of the Additional Guarantor, enforceable against the Additional Guarantor in accordance with its terms; and
          (d) without limitation to the other provisions of this Section 2, the Additional Guarantor agrees to perform and to comply with all of the covenants and agreements of a Guarantor in the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and each of the Existing Certificates, in each case as if the Additional Guarantor were an original signatory thereto and an original Guarantor named therein.
          (e) without limitation to the other provisions of this Section 2, Lone Star LP hereby assumes the due and punctual performance and observation of every obligation in the Indenture (including, without limitation, the terms of the Existing Certificates), including without limitation its Guarantee, on the part of the Additional Guarantor to be performed or observed.
          (f) without limitation to the other provisions of this Section 2, the Existing Guarantors hereby affirm their Guarantees and obligations under the Indenture.
     SECTION 3. Governing Law; Fifth Supplemental Indenture. This Fifth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State. The terms and conditions of this Fifth Supplemental Indenture shall be, and be deemed to be, part of the terms and conditions of the Indenture for any and all purposes. Other than as amended and supplemented by this Fifth Supplemental Indenture, the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental

Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture is in all respects ratified and confirmed.
     SECTION 4. Acceptance by Trustee. Subject to Section 7 hereof, the Trustee hereby accepts this Fifth Supplemental Indenture and agrees to perform the same upon the terms and conditions set forth in the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture.
     SECTION 5. Counterparts. This Fifth Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     SECTION 6. Headings. The headings of this Fifth Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.
     SECTION 7. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, the Existing Guarantors and the Additional Guarantor and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture, except as to its validity with respect to the Trustee.
     SECTION 8. Separability. In case any one or more of the provisions contained in this Fifth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby.
[Signature Page Follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed, all as of the day and year first above written.

“Company”:	KB HOME
	By:	/s/ Kelly Masuda
Kelly Masuda
Senior Vice President, Treasurer

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Assistant Corporate Secretary

“Existing Guarantors”:	KB HOME PHOENIX INC., an Arizona corporation
	By:	/s/ William R. Hollinger
William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME COASTAL INC., a California corporation
By:	/s/ William R. Hollinger
William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME SOUTH BAY INC., a California corporation
By:	/s/ William R. Hollinger
William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME GREATER LOS ANGELES INC., a California corporation
By:	/s/ William R. Hollinger
William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME COLORADO INC., a Colorado corporation
By:	/s/ William R. Hollinger
William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME NEVADA INC., a Nevada corporation

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME ORLANDO LLC, a Delaware limited liability company

	By:	KB HOME FLORIDA LLC, a Delaware limited liability company,
Its sole member

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME SACRAMENTO INC., a California corporation

	By:	/s/ William R. Hollinger

William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

“Additional Guarantor”:	KB HOME LONE STAR INC., a Texas corporation

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President, Chief Financial Officer and
Assistant Secretary

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

“Trustee”:	U.S. BANK NATIONAL ASSOCIATION, as Trustee

	By:	/s/ Muriel Shaw

Name: Muriel Shaw Title: Assistant Vice President

[SEAL]

Attest:

/s/ Felicia H. Powell Name: Felicia H. Powell
Title: Assistant Vice President